Fidelity®

Real Estate High Income Fund II

Semiannual Report

June 30, 2002

(2_fidelity_logos)

(Registered_Trademark)

REHIFII-SANN-0802 157765
1.723907.103

Contents

Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on the fund, including charges and expenses, call Jeff Gandel at 617-563-6414 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended June 30, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income II	13.17%	13.81%	51.60%	85.53%
ML U.S. High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index)	-4.31%	-3.08%	9.75%	20.82%
NAREIT Index	14.37%	17.37%	41.62%	n/a*
Real Estate Funds Average	13.24%	14.84%	43.11%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 27, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch U.S. High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index) - a market value-weighted index of all cash pay domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's returns to the performance of the National Association of Real Estate Investment Trusts (NAREIT) Index - a market capitalization-weighted index that tracks the common shares of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ. To measure how the fund's performance stacked up against its peers, you can compare it to the real estate funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 155 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income II	13.81%	8.68%	11.33%
ML U.S. High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index)	-3.08%	1.88%	3.34%
NAREIT Index	17.37%	7.21%	n/a*
Real Estate Funds Average	14.84%	7.38%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$100,000 Over Life of Fund

$100,000 Over Life of Fund: Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund II on September 27, 1996, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $185,527 - an 85.53% increase on the initial investment. For comparison, look at how the Merrill Lynch U.S. High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index) did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $120,815 - a 20.82% increase.

The $100,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fund Talk: The Manager's Overview

An interview with Mark Snyderman, Portfolio Manager of Fidelity Real Estate High Income Fund II

Q. How did the fund perform, Mark?

A. For the six-month period ending June 30, 2002, the fund returned 13.17%. During the same period, the NAREIT Index, maintained by the National Association of Real Estate Investment Trusts, returned 14.37%, while the real estate funds average tracked by Lipper Inc. returned 13.24%. The fund outpaced the Merrill Lynch U.S. High Yield Master Cash Pay Only Index, a broad measure of the high-yield bond market, which fell 4.31%. For the 12 months ending June 30, 2002, the fund returned 13.81%, while the NAREIT Index, peer group average and Merrill Lynch index returned 17.37%, 14.84% and -3.08%, respectively.

Q. What factors shaped the strong performance of real estate stocks during the past six months?

A. Two significant trends in the equity markets had a favorable effect on real estate stocks. First, the economic slowdown and broad-based weakness in corporate earnings caused investors to progressively lower their expectations for equity returns. Returns have been forecasted in the range of 6% to 7% during the next few years, compared to expectations of 15% to 20% that became customary during the late 1990s. These adjusted expectations made real estate stocks look compelling for the following two reasons: Real estate investment trusts (REITs) typically pay an annual dividend of about 6% and they historically have delivered stable earnings. The other trend benefiting real estate stocks was that the investment community increasingly has placed a higher value on companies backed by tangible assets and well-defined cash flows, such as REITs, as opposed to companies whose cash flows and earnings are more closely tied to the health of the economy, and therefore potentially more volatile. Real estate stocks have very tangible assets, and high demand for them drove up REIT share prices.

Q. What was your investment strategy?

A. I continued to emphasize higher-quality real estate stocks, meaning those companies with solid balance sheets and better growth prospects, while maintaining less exposure to more-leveraged, higher-yielding real estate securities. I felt the risks associated with owning stocks in this latter area were likely to increase given the economic uncertainty at hand, and investors would become more averse to owning them. However, demand generally remained relatively strong for all types of real estate stocks. This surprised me somewhat because historically, as the U.S. economy weakens, investors have been willing to spend a little more for higher-quality real estate stocks. The fund's peer group appeared to have a similar strategy to mine, based on its more comparable performance to the fund. Overall, the fund's return exceeded many other areas of the equity market, as well as the corporate bonds that make up the Merrill Lynch U.S. High Yield Master Cash Pay Only Index.

Q. Can you elaborate on your sector positioning?

A. I overweighted manufactured home communities, apartment and industrial REITs because I felt these more-defensive areas were less likely to be hurt by a sustained economic recession. At the same time, the fund remained underexposed to more economically sensitive areas, such as hotel and office stocks. This conservative strategy seems to have worked better as the period progressed, but overall it probably caused the minor performance gap between the fund and the index because new investors showed little discretion in the sector beyond stocks throwing off the highest yields.

Q. What specific holdings performed well? Which disappointed?

A. A number of our top performers benefited from better-than-expected earnings, including regional shopping mall REIT General Growth Properties, diversified REIT Liberty Property and industrial REIT CenterPoint Properties. Investors also grew attracted to the high dividend yield offered by hotel REIT Hospitality Properties. On the down side, Golf Trust of America, an owner of upscale golf courses, suffered from overcapacity and an impending liquidation of the company. Wireless communications tower owner Crown Castle was hurt by its connection to the flagging telecommunications industry.

Q. What's your outlook?

A. Even though REIT stocks performed quite well during the past six months, I'm still optimistic about their prospects going forward. At the end of the period, REIT valuations remained very compelling, trading at an average valuation that was about 30% lower than the broader equity market. Generally speaking, the economic recession has caused rental income growth to stop, thereby eroding earnings growth. However, dividend yields have remained stable and the majority of companies owned by the fund have solid balance sheets. Therefore, I continue to be optimistic that the higher-quality real estate stocks this fund emphasizes could perform well relative to the broader market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high current income by investing primarily in real estate investment trusts and commercial mortgage-backed securities

Start date: September 27, 1996

Size: as of June 30, 2002, more than $194 million

Manager: Mark Snyderman, since inception; joined Fidelity in 1994

3

Semiannual Report

Investments June 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Asset-Backed Securities - 0.2%
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Saxon Asset Securities Trust:
8% 12/25/27 (c)	BB	$ 219,510	$ 215,559
8.6% 12/25/27 (c)	B	227,100	212,202
TOTAL ASSET-BACKED SECURITIES (Cost $383,408)			427,761
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.3%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2:
Class 2B, 7.0192% 12/29/25 (c)(d)	Ba3	261,982	127,098
Class 2C, 0% 12/29/25 (c)(d)	B3	1,442,777	514,346
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $755,694)			641,444
Commercial Mortgage Securities - 2.9%

Artesia Mortgage CMBS, Inc. Series 1998-C1:
Class G, 6.9785% 6/25/30 (c)(d)	Ba2	999,248	579,525
Class NR, 6.5305% 6/25/30 (c)(d)	-	1,499,623	294,676
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1:
Class G, 3.4357% 4/27/09 (c)(d)	A	667,844	647,808
Class H, 3.356% 10/25/22 (c)(d)	-	1,062,631	265,658
Blaylock Mortgage Capital Corp. Series 1997-A:
Class B5, 6.425% 10/15/03 (c)	B-	250,000	200,000
Class B6, 6.425% 10/15/03 (c)	CCC	250,000	155,600
Class B7, 6.425% 10/15/03 (c)	-	335,000	164,686
CS First Boston Mortgage Securities Corp. Series 2000-FL1A:
Class H, 4.7556% 9/15/03 (c)(d)	B2	275,000	262,486
Class J, 4.755% 9/15/03 (c)(d)	B3	185,000	152,741
Class K, 4.7569% 9/15/03 (c)(d)	-	324,000	123,120

Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class F, 4.1605% 4/15/19 (c)(d)	-	$ 622,593	$ 0
J.P. Morgan Commercial Mortgage Finance Corp. Series 1997-C4 Class NR, 7.38% 12/26/28 (c)	-	4,885,341	1,455,832
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.9628% 4/25/21 (d)	Caa1	247,283	220,082
Meritor Mortgage Security Corp. Series 1987-1 Class B, 9.4% 2/1/10 (c)	-	12,919,000	944,379
Structured Mortgage Trust weighted average coupon Series 1997-2:
Class C, 6.5556% 1/30/06 (c)(d)	-	79,377	54,622
Class D, 6.5556% 1/30/06 (c)(d)	-	97,696	56,908
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $7,465,262)			5,578,123
Complex Mortgage Securities - 0.1%

Principal Only - 0.1%
Structured Asset Securities Corp. Series 1996-CFL Class P, 0% 2/25/28 (c) (Cost $236,418)	-	437,716	218,858
Common Stocks - 89.7%
	Shares
Banks and Thrifts - 0.0%
CS First Boston Mortgage Securities Corp. warrants 9/1/03 (a)	781,850	0
Homebuilding/Real Estate - 87.0%
AMB Property Corp. (SBI)	278,400	8,630,400
Apartment Investment & Management Co. Class A	332,415	16,354,815
Archstone-Smith Trust	275,175	7,347,173
Arden Realty, Inc.	135,300	3,849,285
AvalonBay Communities, Inc.	202,937	9,477,158
Boardwalk Equities, Inc.	284,000	2,809,470
Boston Properties, Inc.	74,500	2,976,275
CenterPoint Properties Trust (SBI)	153,100	8,881,331
Chateau Communities, Inc.	63,900	1,955,340
Cousins Properties, Inc.	169,375	4,193,725
Crescent Real Estate Equities Co.	64,900	1,213,630
Duke Realty Corp.	284,700	8,242,065
Eastgroup Properties, Inc.	19,400	496,640
Common Stocks - continued
	Shares	Value (Note 1)
Homebuilding/Real Estate - continued
Equity Office Properties Trust	307,111	$ 9,244,041
Equity Residential Properties Trust (SBI)	247,878	7,126,493
General Growth Properties, Inc.	206,400	10,526,400
Golf Trust of America, Inc.	319,000	998,470
Healthcare Realty Trust, Inc.	122,200	3,910,400
Home Properties of New York, Inc.	135,691	5,148,117
Hospitality Properties Trust (SBI)	99,200	3,620,800
Insignia Financial Group, Inc. (a)	140,700	1,367,604
Liberty Property Trust (SBI)	146,400	5,124,000
LNR Property Corp.	2,000	69,000
LTC Properties, Inc.	87,500	743,750
Manufactured Home Communities, Inc.	36,300	1,274,130
Newcastle Investment Corp. (c)	225,930	3,840,810
Northstar Capital Investment Corp. (a)(c)	85,000	1,200,625
Pacific Gulf Properties, Inc.	150,000	116,235
Philips International Realty Corp.	135,300	280,071
Price Legacy Corp. (a)	842,844	3,244,949
ProLogis Trust	232,805	6,052,930
Regency Centers Corp.	15,000	444,750
Simon Property Group, Inc.	164,300	6,052,812
Sun Communities, Inc.	172,800	7,214,400
Taubman Centers, Inc.	142,400	2,171,600
Ventas, Inc.	115,400	1,471,350
Vornado Realty Trust	245,300	11,332,860
		169,003,904
Hotels - 0.3%
MeriStar Hotels & Resorts, Inc. (a)	702,900	632,610
Insurance - 0.7%
Federal Realty Investment Trust (SBI)	48,450	1,342,550
Services - 1.7%
Public Storage, Inc.	90,300	3,350,130
TOTAL COMMON STOCKS (Cost $134,970,054)		174,329,194
Convertible Preferred Stocks - 0.7%

Telecommunications - 0.7%
Crown Castle International Corp. $3.125 PIERS (Cost $1,898,063)	79,500	1,371,375
Cash Equivalents - 5.3%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.93%, dated 6/28/02 due 7/1/02 (Cost $10,297,000)	$ 10,298,659	$ 10,297,000
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $156,005,899)		192,863,755
NET OTHER ASSETS - 0.8%		1,548,783
NET ASSETS - 100%	$ 194,412,538
Security Type Abbreviation
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,687,539 or 6.0% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $17,732,267 and $78,472,749, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,889 for the period.
Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $154,058,947. Net unrealized appreciation aggregated $38,804,808, of which $52,205,598 related to appreciated investment securities and $13,400,790 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $10,297,000) (cost $ 156,005,899) - See accompanying schedule		$ 192,863,755
Cash		4,564
Receivable for investments sold		1,339,743
Dividends receivable		720,704
Interest receivable		99,289
Total assets		195,028,055
Liabilities
Payable for investments purchased	$ 390,408
Distributions payable	73,897
Accrued management fee	117,392
Other payables and accrued expenses	33,820
Total liabilities		615,517
Net Assets		$ 194,412,538
Net Assets consist of:
Paid in capital		$ 149,625,719
Undistributed net investment income		6,900,867
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,028,096
Net unrealized appreciation (depreciation) on investments		36,857,856
Net Assets, for 15,726,913 shares outstanding		$ 194,412,538
Net Asset Value, offering price and redemption price per share ($194,412,538 ÷ 15,726,913 shares)		$ 12.36

Statement of Operations

	Six months ended June 30, 2002 (Unaudited)
Investment Income
Dividends		$ 3,802,331
Interest		2,668,125
Total income		6,470,456
Expenses
Management fee	$ 777,395
Transfer agent fees	16,433
Accounting fees and expenses	53,680
Non-interested trustees' compensation	367
Custodian fees and expenses	6,086
Registration fees	1,000
Audit	24,213
Legal	14,705
Miscellaneous	335
Total expenses before reductions	894,214
Expense reductions	(47,160)	847,054
Net investment income (loss)		5,623,402
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	521,564
Foreign currency transactions	1,301
Total net realized gain (loss)		522,865
Change in net unrealized appreciation (depreciation) on investment securities		19,658,522
Net gain (loss)		20,181,387
Net increase (decrease) in net assets resulting from operations		$ 25,804,789

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2002 (Unaudited)	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 5,623,402	$ 15,843,938
Net realized gain (loss)	522,865	27,419,085
Change in net unrealized appreciation (depreciation)	19,658,522	(17,704,646)
Net increase (decrease) in net assets resulting from operations	25,804,789	25,558,377
Distributions to shareholders from net investment income	(940,442)	(14,345,006)
Distributions to shareholders from net realized gain	(2,959,486)	(3,859,771)
Total distributions	(3,899,928)	(18,204,777)
Share transactions Net proceeds from sales of shares	-	17,081,824
Reinvestment of distributions	-	17,110,821
Cost of shares redeemed	(58,500,000)	(229,461,728)
Net increase (decrease) in net assets resulting from share transactions	(58,500,000)	(195,269,083)
Total increase (decrease) in net assets	(36,595,139)	(187,915,483)
Net Assets
Beginning of period	231,007,677	418,923,160
End of period (including undistributed net investment income of $6,900,867 and undistributed net investment income of $2,217,907, respectively)	$ 194,412,538	$ 231,007,677
Other Information Shares
Sold	-	1,530,975
Issued in reinvestment of distributions	-	1,536,361
Redeemed	(5,039,236)	(20,013,785)
Net increase (decrease)	(5,039,236)	(16,946,449)

Financial Highlights

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 11.120	$ 11.110	$ 9.430	$ 10.120	$ 12.380	$ 10.730
Income from Investment Operations
Net investment income (loss) D	.305	.559 G	.719 E	.761	.786	.823
Net realized and unrealized gain (loss)	1.136	.363 G	1.710	(.806)	(2.454)	2.073
Total from investment operations	1.441	.922	2.429	(.045)	(1.668)	2.896
Distributions from net investment income	(.051)	(.712)	(.749)	(.645)	(.592)	(.721)
Distributions in excess of net investment income	-	-	-	-	-	(.085)
Distributions from net realized gain	(.150)	(.200)	-	-	-	(.440)
Total distributions	(.201)	(.912)	(.749)	(.645)	(.592)	(1.246)
Net asset value, end of period	$ 12.360	$ 11.120	$ 11.110	$ 9.430	$ 10.120	$ 12.380
Total Return B, C	13.17%	8.43%	25.83%	(.46)%	(13.66)%	27.67%
Ratios to Average Net Assets F
Expenses before expense reductions	.84% A	.83%	.85%	.85%	.89%	.97%
Expenses net of voluntary waivers, if any	.84% A	.83%	.85%	.85%	.89%	.97%
Expenses net of all reductions	.79% A	.79%	.83%	.79%	.83%	.94%
Net investment income (loss)	5.26% A	4.87% G	6.83%	7.57%	7.08%	6.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 194,413	$ 231,008	$ 418,923	$ 321,641	$ 192,471	$ 109,785
Portfolio turnover rate	18% A	19%	31%	41%	65%	64%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.07 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G Effective January 1, 2001, the fund adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share, ratios and supplemental data for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Real Estate High Income Fund II (the fund) is a fund of Fidelity Covington Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .60% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .73% of the fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Certain security trades were directed to brokers who paid $46,123 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,037.

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 78% of the total outstanding shares of the fund and one unaffiliated shareholder was the owner of record of 22% of the total outstanding shares of the fund.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research Company (U.K.) Inc.

Fidelity Management & Research Company (Far East) Inc.

Fidelity Investment Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY